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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  June 1, 2006
                                                       -------------------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)


   Pennsylvania                         000-23157                22-3527763
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)

          130 A.C. Moore Drive, Berlin, NJ                            08009
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement with New Chief Executive Officer

         On June 1, 2006, A.C. Moore Arts & Crafts, Inc. (the "Company") entered into an employment agreement (the "Employment Agreement") with Rick Lepley to serve as the Company's Chief Executive Officer effective as of June 1, 2006. Pursuant to the Employment Agreement, Mr. Lepley was also appointed as a member of the Company's Board of Directors.

         The Employment Agreement has an initial term of three years to be extended automatically for successive one year terms, unless the Company or Mr. Lepley provides to the other party written notice of termination at least six months prior to the end of the employment term. Mr. Lepley will receive a base salary of $550,000 per fiscal year (using a fiscal year starting on June 1) to be reviewed at least annually by the Compensation Committee of the Board of Directors and subject to increase as the Compensation Committee may determine based on, among other things, market price and performance.

         On June 1, 2006, Mr. Lepley received a cash sign-on lump sum retention bonus of $280,000 (the "Retention Bonus"). Mr. Lepley will earn one-twenty fourth of the Retention Bonus for each month that he remains employed by the Company. If the Company terminates his employment for cause (as defined in the Employment Agreement) or Mr. Lepley terminates his employment without good reason (as defined in the Employment Agreement), Mr. Lepley must repay the unearned portion of the Retention Bonus. In 2007 and no later than March 31, 2007, Mr. Lepley will receive a guaranteed cash bonus of $320,000. After December 31, 2006 and for each following calendar year of his employment with the Company, Mr. Lepley will be entitled to participate in the Company's annual bonus plan as administered by the Compensation Committee.

         The Employment Agreement also provides for an initial option grant to Mr. Lepley on June 1, 2006, as described below, and for future annual grants of an option to purchase 100,000 shares of common stock for each calendar year after December 31, 2006. The initial grant is, and the future grants will be, pursuant to the form of option agreement which is an exhibit to the Employment Agreement and attached to this Current Report as Exhibit 10.2. Mr. Lepley will also be entitled to paid vacation, reimbursement for reasonable expenses consistent with the Company's policies, and all medical, insurance, retirement and other benefits maintained for the Company's officers. Mr. Lepley will receive relocation benefits, including reimbursement for moving expenses, and payment for temporary housing and monthly round trip travel for him and his spouse in connection with the relocation for up to six months.

         If the Company terminates the Employment Agreement without cause or Mr. Lepley terminates for good reason during the first 24 months of the employment term, Mr. Lepley is entitled to receive base salary and insurance benefits from the termination date through the remaining months of the three-year employment term and bonus amounts that vary depending on whether the termination occurs after or on or before December 31, 2006, as described in the Employment Agreement. If the termination occurs during the last 12 months of the initial term or any extension term, Mr. Lepley will receive base salary and insurance benefits through the twelfth month anniversary of the termination date and his pro rata bonus earned under the Company's annual bonus plan. In either case, the Employment Agreement provides that Mr. Lepley will be entitled to receive vested and earned but unpaid amounts under the Company's incentive plans and the Retention Bonus will be deemed completely earned.

         If the Company terminates the Employment Agreement for cause or Mr. Lepley terminates without good reason, Mr. Lepley is entitled to receive base salary through the termination date and vested and earned but unpaid amounts under the Company's health plans. He will not be entitled to payment of a pro rata bonus. If termination occurs due to death or disability, the Retention Bonus will be deemed completely earned and Mr. Lepley or his estate will be entitled to receive the sum of his base salary through the termination date, his pro rata bonus and vested and earned but unpaid amounts under incentive plans, health and welfare plans and other programs.
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         The Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions. The non-competition and non-compete provisions match the same term during which Mr. Lepley is entitled to receive base salary after termination, with a minimum of no less than 12 months in any circumstance.

         Upon a change of control (as defined in the Employment Agreement), the Employment Agreement provides for an automatic two-year term from the date of the change of control, during which Mr. Lepley's base salary, annual bonus and other benefits are guaranteed to be at least at the level which he received in the 12 months prior to the change of control. If during this two-year term the Company terminates Mr. Lepley other than for cause, death or disability or Mr. Lepley terminates the Employment Agreement for good reason, Mr. Lepley is entitled to receive a single lump sum cash payment equal to the aggregate of his base salary through the date of termination, two times the pro rata portion of his annual bonus, any previously deferred compensation and two times the amount of his base salary. For termination due to death or disability following a change of control, he or his estate as applicable will receive a cash lump sum payment equal to the aggregate of his base salary through the date of death or disability and a pro rata bonus determined in the same manner as if there were no change of control, plus all other benefits he would be entitled to through the date of death or disability, as applicable. If the Company terminates for cause or Mr. Lepley terminates without good reason following a change of control, he is only entitled to base salary through the date of termination and the benefits to which he would be entitled through the date of termination.

Option Agreement with New Chief Executive Officer

         In connection with the Employment Agreement, on June 1, 2006, the Company and Mr. Lepley entered into an option agreement (the "Option Agreement"), which is an exhibit to the Employment Agreement, pursuant to which Mr. Lepley was granted an initial option to purchase 160,000 shares of the Company's common stock under the A.C. Moore Arts & Crafts, Inc. 2002 Stock Option Plan. The form of Option Agreement with Mr. Lepley, pursuant to which Mr. Lepley will also receive future option grants as described above, is attached to this Current Report as Exhibit 10.2. The option received by Mr. Lepley has an exercise price of $17.74, vests in three equal annual installments beginning on June 1, 2007 and expires on June 1, 2016.

Separation Agreement with Former Chief Executive Officer

         On June 1, 2006, the Company and John ("Jack") E. Parker entered into an Agreement and Complete and Full General Release (the "Separation Agreement") pursuant to which Mr. Parker's employment as the Company's Chief Executive Officer terminated effective as of June 1, 2006. Pursuant to his Separation Agreement, on June 2, 2006, Mr. Parker received a single lump sum payment from the Company in the amount of $675,000, an amount equal to 18 months of Mr. Parker's annual base salary at the time of his separation. Mr. Parker's Separation Agreement also provides for his release of the Company from all claims, the Company's reimbursement for health insurance premiums paid for 18 months and confidentiality provisions, as well as Mr. Parker's agreement for 18 months not to directly or indirectly compete with the Company within any geographic area in which the Company engages in business as of the separation date.

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Separation Agreement with Chief Financial Officer

         On June 1, 2006, the Company and Leslie H. Gordon entered into an Agreement and Complete and Full General Release (the "Separation Agreement") pursuant to which Mr. Gordon's employment as the Company's Chief Financial Officer will terminate effective as of July 31, 2006. Mr. Gordon will continue to receive his annual compensation at its current rate through the separation date. Following the separation date, Mr. Gordon will receive severance payments from the Company in an amount equal to one year's compensation at his current rate, paid in 12 equal monthly installments. In addition, Mr. Gordon's unvested stock options will continue to vest over their remaining terms and he will have up to five years from July 31, 2007 to exercise all vested stock options. Mr. Gordon's Separation Agreement also provides for his release of the Company from all claims (subject to the right to revoke as described below), the Company's reimbursement for health insurance premiums paid for 17 months and confidentiality provisions, as well as Mr. Gordon's agreement for 17 months not to directly or indirectly compete with the Company within any geographic area in which the Company engages in business as of the separation date or solicit employees from the Company. Pursuant to his Separation Agreement, Mr. Gordon agreed that for a period of one year following his separation date, at the request of the Company, he will provide on average two to three days per week transition assistance to the Company, for which he will not receive any additional compensation beyond the separation payments. He will be reimbursed by the Company for travel and expenses incurred in providing this assistance.

         The foregoing summaries of the Employment Agreement, the Option Agreement, the Separation Agreement with Mr. Parker and the Separation Agreement with Mr. Gordon are not intended to be complete and are qualified in their entirety by reference to the agreements, which are attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference into this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 1, 2006, the Company appointed Rick Lepley as its new Chief Executive Officer. On June 1, 2006, Mr. Lepley was also appointed to serve as a Class C director on the Company's Board of Directors to fill the vacancy created by the untimely death of Eli J. Segal. Mr. Lepley has not been appointed to serve on any committee of the Board. The terms of the Employment Agreement with Mr. Lepley pursuant to which he was appointed as the Company's Chief Executive Officer and a member of the Board of Directors is described above in Item 1.01. The Employment Agreement, which is attached to this Current Report as Exhibit 10.1, together with the description of the Employment Agreement above in Item
1.01 are incorporated by reference into this Item 5.02.

         Previously, Mr. Lepley, 56, served as Executive Vice President of North American Retail for Office Depot, Inc., global supplier of office products and services, a position he held from March 2004 to January 2006. Mr. Lepley was President, Office Depot Japan from May 2001 to March 2004 and was responsible for all of that company's operations in Japan. From 1994 to 2000, Mr. Lepley served as founder and President of Retail Investment Concepts, Inc., an independent retailer and Office Depot licensee for Eastern Europe. From 1982 to 1993, Mr. Lepley was employed by Mitsubishi Motor Sales of America, Inc., the exclusive U.S. distributor of Mitsubishi Motors-brand cars and vehicles, where he held various positions, including Senior Vice President of Sales and Marketing and was responsible for more than 500 Mitsubishi Motors dealerships in the United States. He was one of 11 executives who founded Mitsubishi Motor Sales in 1982.

         On June 1, 2006, Jack Parker retired from his position as the Company's Chief Executive Officer and resigned as a member of the Company's Board of Directors, each effective as of June 1, 2006.

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         On June 1, 2006, Leslie H. Gordon, by execution of his Separation
Agreement described above in Item 1.01, determined to retire from his position as the Company's Executive Vice President and Chief Financial Officer, effective as of August 1, 2006.

ITEM 7.01         REGULATION FD DISCLOSURE.

         On June 1 2006, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.        Description
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10.1               Employment Agreement, effective as of June 1, 2006, between the Company and Rick Lepley.

10.2               Form of Option Agreement between the Company and Rick Lepley.

10.3 Agreement and Complete and Full General Release, effective as of June 1, 2006, between the Company and Jack Parker.

10.4 Agreement and Complete and Full General Release, effective as of June 1, 2006, between the Company and Leslie Gordon.

99.1               Press release dated June 1, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      A.C. MOORE ARTS & CRAFTS, INC.



Date:  June 7, 2006                   By:  /s/ Leslie H. Gordon
                                           -------------------------------------
                                           Name:  Leslie H. Gordon
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description
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10.1               Employment Agreement, effective as of June 1, 2006, between the Company and Rick Lepley.

10.2               Form of Option Agreement between the Company and Rick Lepley.

10.3 Agreement and Complete and Full General Release, effective as of June 1, 2006, between the Company and Jack Parker.

10.4 Agreement and Complete and Full General Release, effective as of June 1, 2006, between the Company and Leslie Gordon.

99.1               Press release dated June 1, 2006.